Trade accounts receivables	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Trade accounts receivables

17	Trade accounts receivables

Accounting policy

Trade accounts receivables are amounts due from customers for goods sold or services provided in the ordinary course of the Company’s business.

Trade accounts receivables are recognized initially at fair value and subsequently measured at:

(i) Fair value through profit or loss when they are related to the Company’s accounts receivables portfolio outstanding at the balance sheet date that is designated at inception to be included in a forfaiting program whereby the Company, at its discretion, can discount certain outstanding trade accounts receivables and receive payments in advance. The program is used to meet short-term liquidity needs. Trade accounts receivables within this program are derecognized since all risks and rewards, control of the assets and contractual rights to receive the assets cash flows are transferred to the counterparty.

(ii) Fair value through profit or loss when they are related to sales that are subsequently adjusted to changes in LME prices, which are recorded in net revenues. These accounts receivable do not meet the SPPI criteria because there is a component of commodity price risk that modifies the cash flows that otherwise would be required by the sales contract.

(iii) Amortized cost using the effective interest rate method, less impairment, when the receivables do not meet the aforementioned classifications.

Credit risk can arise from non-performance by counterparties of their contractual obligations to the Company. To ensure an effective credit risk evaluation, management applies procedures related to the application for credit granting and approvals, renewal of credit limits, continuous monitoring of credit exposure in relation to established limits and events that trigger requirements for secured payment terms. As part of the Company’s process, the credit exposures with all counterparties are regularly monitored and assessed.

The Company applies the IFRS 9 simplified approach to measure the impairment losses for trade accounts receivables. This approach requires the use of the lifetime expected credit losses on its trade accounts receivables measured at amortized cost. To calculate the lifetime expected credit losses the Company uses a provision matrix and forward-looking information. The additions to impairment of trade accounts receivables are included in selling expenses. Trade accounts receivables are generally written off when there is no expectation of recovering additional cash.

(a)	Composition

	2025	2024
Trade accounts receivables	232,002	145,409
Related parties - note 20	1,532	885
Impairment of trade accounts receivables	(4,946)	(5,501)
	228,588	140,793

(b)	Changes in impairment of trade accounts receivables

	2025	2024
Balance at the beginning of the year	(5,501)	(6,561)
Additions	(7,560)	(11,754)
Reversals	8,488	12,084
Foreign exchange gain (losses)	(373)	730
Balance at the end of year	(4,946)	(5,501)

(c)	Analysis by currency

	2025	2024
USD	207,642	121,240
BRL	20,946	19,540
Other	-	13
	228,588	140,793
(d)	Aging of trade accounts receivables

	2025	2024
Current	216,657	129,918
Up to 3 months past due	12,609	12,693
From 3 to 6 months past due	30	568
Over 6 months past due	4,238	3,115
	233,534	146,294
Impairment of trade accounts receivables	(4,946)	(5,501)
	228,588	140,793